Goodwill	6 Months Ended
Jun. 30, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	Goodwill

	Six Months Ended	Year Ended
	June 30, 2023	December 31, 2022
	(in thousands)
Opening balance	$8,971,670	$9,037,931
Current period acquisition	13,379	—
Prior period acquisition	—	(35,692)
Foreign exchange movement	8,534	(30,569)

Closing balance	$8,993,583	$8,971,670
On April 20, 2023, the Company completed the purchase of the majority investor's 51% majority voting share capital of Oncacare Limited ("Oncacare"), such that Oncacare and its subsidiaries became wholly-owned subsidiaries of the ICON Group. The Oncacare acquisition resulted in goodwill of $13.4 million and also gave rise to an acquisition-related gain of $6.2 million.
There were no impairment charges for the six months ended June 30, 2023 or for the year ended December 31, 2022.